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                                                                    EXHIBIT 10.7

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


        THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 15, 2000 (this "Amendment" or this "Sixth Amendment"), is by and between THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined), and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent"), and KEYBANK NATIONAL ASSOCIATION, as co-agent (the "Co-Agent").

        This Amendment amends that certain Credit Agreement, dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent (as previously amended, the "Credit Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

        A. The Borrower has requested an extension of the waiver granted in the Fifth Amendment to Credit Agreement dated as of July 31, 2000 (the "Fifth Amendment") with respect to Section 7.1(a) of the Credit Agreement, as well as additional waivers with respect to Sections 7.1(b) and 7.2 of the Credit Agreement, and a waiver of Section 6.11 with respect only to iKnow Bakersfield, LLC, a recently formed Subsidiary of Ackerley Interactive Media, Inc.

        B. The parties further desire to amend, for the period from the Effective Date (as defined herein) to but not including March 15, 2001, the definition of "Applicable Margin Percentage."

        C. The Required Lenders are willing to grant such waiver, and the parties are willing to so amend the Credit Agreement, on the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower and the Required Lenders hereby agree as follows:

                                   ARTICLE I.

                AMENDMENTS AND WAIVERS UNDER THE CREDIT AGREEMENT

        1.1 FINANCIAL COVENANTS. As of the Effective Date (as defined in Section 3.7), the Required Lenders and the Borrower agree that with respect to Sections 7.1(a), 7.1(b) and 7.2 of the Credit Agreement: (a) compliance by the Borrower with the requirements of Sections 7.1(a), 7.1(b) and 7.2 (and any Default or Event of Default resulting from the Borrower's failure to comply during such period with the original terms of such Sections) are waived for the period from December 15, 2000, to but not including the later of March 15, 2001 and the Certificate Date (as defined below); (b) on or before March 15, 2001, the Borrower shall provide to the Administrative Agent a certificate


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executed by a Financial Officer of the Borrower (the date such certificate is provided to the Administrative Agent being the "Certificate Date") satisfactory in form and substance to the Administrative Agent, setting forth a pro forma calculation of the Leverage Ratio, the Senior Leverage Ratio and the Interest Coverage Ratio (using for purposes of this Section 1.1: (i) Consolidated Funded Debt and Consolidated Senior Funded Debt as of the Certificate Date, (ii) pro forma Consolidated EBITDA for the four consecutive fiscal quarters ended December 31, 2000 and (iii) pro forma Consolidated Interest Expense for the four consecutive fiscal quarters ended December 31, 2000 (taking into account any Asset Dispositions completed by the Borrower and its Subsidiaries during the period following December 31, 2000 and ending on the earlier of March 15, 2001 and the Certificate Date, and the making of mandatory prepayments of Loans under the Credit Agreement and this Sixth Amendment in connection therewith), and such pro forma calculation of the Leverage Ratio and the Senior Leverage Ratio shall be no greater than 6.00:1.00 and 3.75:1.00, respectively, and such pro forma calculation of the Interest Coverage Ratio shall be no less than 1.75:1.00, in all of which cases the Borrower shall be deemed to be in compliance with Sections 7.1(a), 7.1(b) and 7.2 for the period from and including the Certificate Date, to but not including March 31, 2001; and (c) the Borrower shall be in compliance with Sections 7.1(a), 7.1(b) and 7.2 as provided in the terms of the Credit Agreement, as in effect immediately prior to the effectiveness of the Fifth Amendment, during all periods from and after March 31, 2001. The failure of the Borrower to be in full and timely compliance with clauses (b) and (c) of this Section 1.1 shall be an immediate Event of Default for all purposes of the Credit Documents.

        1.2 APPLICABLE MARGIN PERCENTAGE. During the period from the Effective Date to but not including the Certificate Date only, the Applicable Margin Percentage for Base Rate Term and Revolving Loans shall be 2.500% and the Applicable Margin Percentage for LIBOR Term and Revolving Loans shall be 3.500%. As of the Certificate Date, in the event the certificate required by Section 1.1 is timely delivered and the ratios calculated in the certificate comply with the requirements set forth in Section 1.1(b) above, the Applicable Margin Percentage for Base Rate Term and Revolving Loans and the Applicable Margin Percentage for LIBOR Term and Revolving Loans shall be determined under the definition of "Applicable Margin Percentage" as in effect immediately prior to the effective date of the Fifth Amendment (it being understood that (i) in such event, such reduction in pricing shall be deemed to take effect only as of the Certificate Date and not retroactively, and (ii) in the event that a certificate is not supplied pursuant to Section 1.1 by March 15, 2001 complying with the requirements set forth in Section 1.1(b) above, then the Loans shall bear interest as provided in Section 2.8(b) of the Credit Agreement).

        1.3 SALE OF SPORTS ASSETS. The Required Lenders agree that the Borrower may sell the Seattle SuperSonics sports franchise and other sports entertainment assets to be approved by the Administrative Agent (the "SuperSonics Sale") for an amount which will provide gross cash proceeds to the Borrower by March 15, 2001 of not less than $190,000,000, which amount shall be calculated before taking into account (i) normal and customary prorations and associated liabilities allocated to the Borrower as seller, and (ii) customary transaction costs and expenses of Borrower as seller, on terms and conditions to be approved by the Administrative Agent; provided that after effecting such sale, the Borrower shall be in compliance with all terms of the Credit Documents and no Default or Event of Default shall have occurred. This Section 1.3 shall be deemed a consent by the Required Lenders to such sale (subject to the approvals of the Administrative Agent of the matters required hereby) for purposes of
Section 8.4 of the Credit Agreement. Upon signing the letter of intent for the


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sale transaction, the Borrower will provide the Administrative Agent with an analysis of the prorations and a description of the disposition (if any) of the liabilities in connection with the sale, in form and substance reasonably acceptable to the Administrative Agent. The Borrower hereby agrees to apply the entire Net Cash Proceeds (as defined in the Credit Agreement, except that for purposes of the SuperSonics Sale only, income tax and transfer taxes under clause (iii)(z) of such definition shall not be deducted in the calculation of Net Cash Proceeds) upon closing of the sale to (i) prepayment of the Term Loans as required by Section 2.6(h) of the Credit Agreement, until all Term Loans are repaid in full, and (ii) then, to prepayment of the Revolving Loans, until all Revolving Loans are repaid in full, with a corresponding reduction of the Revolving Credit Commitments as provided in Section 2.6(h) of the Credit Agreement; provided that, as contemplated by Section 2.6(f) of the Credit Agreement, the Revolving Credit Commitments shall not be reduced pursuant to clause (ii) above below $75,000,000 even if all the Revolving Loans are prepaid in full pursuant to such clause. As of the Effective Date (as defined in Section 3.7), the delayed-draw Unutilized Term Loan Commitments under the Third Amendment shall be reduced to $5,000,000.

        1.4 ADDITIONAL SECURITY. As of the Effective Date, the Required Lenders and the Borrower agree that with respect only to iKnow Bakersfield, LLC, compliance by the Borrower with the requirements of Section 6.11 and any Default or Event of Default resulting from the Borrower's failure to comply with the terms of such Section are waived, except that the Required Lenders waive such compliance with Section 6.11 only for the period from September 11, 2000, to but not including March 15, 2001.

        1.5 NO OTHER WAIVERS OR MODIFICATIONS. Except as expressly waived and modified in Sections 1.1, 1.2, 1.3 and 1.4 of this Sixth Amendment, the Credit Documents shall continue in full force and effect in the form in effect immediately prior to the Effective Date and no other modification or waiver of the Credit Documents shall be deemed effected hereby.


                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

        The Borrower hereby certifies and warrants to the Administrative Agent and the Lenders that after giving effect to the amendments and waivers effected hereby: (a) each of the representations and warranties contained in ARTICLE V of the Credit Agreement and in the other Credit Documents are true and correct as of the Effective Date with the same effect as though made on the date hereof, (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date.

                                  ARTICLE III.

                                     GENERAL


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        3.1. FULL FORCE AND EFFECT. The Credit Agreement, as expressly amended, modified and waived hereby, shall continue in full force and effect in accordance with the provisions thereof as in effect immediately prior to the Effective Date. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall from and after the Effective Date, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.

        3.2 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

        3.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        3.4 EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation all reasonable attorneys' fees.

        3.5 FURTHER ASSURANCES. The Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral.

        3.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

        3.7 EFFECTIVENESS. This Amendment shall become effective (the date the following conditions are first satisfied being the "Effective Date") upon (i) the execution of a counterpart hereof by the Borrower, the Administrative Agent and the Required Lenders, (ii) the execution of the Acknowledgement of Guaranty attached hereto by each of the Guarantors, (iii) the execution by the Borrower of a fee letter with the Administrative Agent, satisfactory in form and substance to the Administrative Agent (the "Fee Letter'), (iv) receipt by the Administrative Agent of such executed counterparts, acknowledgement and Fee Letter, and (v) receipt by the Administrative Agent of the fees required to be paid pursuant to the Fee Letter.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.


                                      THE ACKERLEY GROUP, INC.



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      FIRST UNION NATIONAL BANK,
                                      as Administrative Agent and as a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      FLEET BANK, N.A.,
                                      as Documentation Agent and a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      KEYBANK NATIONAL ASSOCIATION,
                                      as Co-Agent and as a Lender



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      BANK OF AMERICA, N.A.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      THE BANK OF NOVA SCOTIA


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      DRESDNER BANK AG, NEW YORK & GRAND CAYMAN
                                      BRANCHES


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      BNP PARIBAS


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      FIRST HAWAIIAN BANK


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      CREDIT INDUSTRIEL ET COMMERCIAL


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      MICHIGAN NATIONAL BANK



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                             (signatures continued)


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                                      WASHINGTON MUTUAL BANK
                                      (DBA WESTERN BANK)

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      NATEXIS BANQUE



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


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
                           ACKNOWLEDGEMENT OF GUARANTY

Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as of January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and KeyBank National Association, as Co-Agent (as amended, the "Credit Agreement"), hereby consents to the foregoing Sixth Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment. The foregoing consent and waiver of the undersigned is made as of effective date of the date of the Sixth Amendment.



ACKERLEY MEDIA GROUP, INC.              ACKERLEY COMMUNICATIONS OF
                                        MASSACHUSETTS, INC.

By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


KVOS TV, LTD.                           CENTRAL NEW YORK NEWS, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


AK FLORIDA OUTDOOR, INC.                TC AVIATION, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------



ACKERLEY INTERACTIVE MEDIA, INC.        AK MOBILE TELEVISION, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


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ACKERLEY VENTURES, INC.                 ACKERLEY BROADCASTING FRESNO, LLC

By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


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